Exhibit 99.1

Media Contact:

Dana Stelsel

Corporate Communications Manager

(765) 771-5766

dana.stelsel@wabashnational.com

Investor Relations:

Mike Pettit

Vice President, Finance and Investor Relations

(765) 771-5581

michael.pettit@wabashnational.com

Wabash National Corporation Reinstates $0.06 Quarterly Dividend Payment

LAFAYETTE, Ind. – Dec. 13, 2016 – Wabash National Corporation (NYSE: WNC), a diversified industrial manufacturer and North America’s leading producer of semi-trailer and liquid transportation systems, today announced a reinstatement of a dividend program under which the company will pay a regular quarterly cash dividend to stockholders of its common stock.

“The decision by the Board of Directors to declare a regular quarterly dividend represents a significant milestone in the transformation of the Company, demonstrating confidence in our free cash flow generation and financial outlook, both near and long term,” said Dick Giromini, chief executive officer. “Our balanced capital allocation plan, including the reinstated dividend and the existing share repurchase program, reinforces our commitment to deliver value to our shareholders while maintaining financial strength and flexibility to execute our strategic plan for growth and diversification.”

Wabash National intends to pay a quarterly dividend of $0.06 per share on its common stock, representing a planned annual dividend of $0.24 per share. The initial dividend will be payable January 26, 2017, to shareholders of record as of January 5, 2017. Future dividends will be subject to board approval.

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About Wabash National Corporation

Wabash National Corporation (NYSE: WNC) is a diversified industrial manufacturer and North America’s leading producer of semi-trailers and liquid transportation systems. Established in 1985 in Lafayette, Indiana, the company manufactures a diverse range of products, including: dry freight and refrigerated trailers, platform trailers, bulk tank trailers, dry and refrigerated truck bodies, truck-mounted tanks, intermodal equipment, aircraft refueling equipment, structural composite panels and products, trailer aerodynamic solutions, and specialty food grade and pharmaceutical equipment. Its innovative products are sold under the following brand names: Wabash National®, Beall®, Benson®, Brenner® Tank, Bulk Tank International, DuraPlate®, Extract Technology®, Garsite, Progress Tank, Transcraft®, Walker Engineered Products, and Walker Transport. Learn more at www.wabashnational.com.

Safe Harbor Statement

This press release contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this press release other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, the Company’s intention to pay dividends in the future, the Company’s growth prospects, prospective free cash flow generation and financial outlook.  These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the possibility that the Company’ Board of Directors may discontinue payment of dividends in the future, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials, risks in implementing and sustaining improvements in the Company’s manufacturing capacity and cost containment, dependence on industry trends and timing and costs of indebtedness.  Readers should review and consider the various disclosures made by the Company in this press release and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.